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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South 520 West
Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (801) 765-4999

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

        KPMG LLP ("KPMG") was previously the independent registered public accounting firm for The SCO Group, Inc. (the "Company"). On May 27, 2005, KPMG notified the Company that they would resign upon completion of the Statement on Auditing Standards ("SAS") No. 100 review of the Company's condensed consolidated financial statements as of April 30, 2005 and for the related three-month and six-month periods ended April 30, 2005. On June 2, 2005, KPMG completed their SAS 100 review and their resignation became effective. On June 2, 2005, Tanner LC ("Tanner") was engaged as the independent registered public accounting firm. The Audit Committee of the Company's Board of Directors recommended and approved the appointment of Tanner.

        In connection with the audits of the two fiscal years ended October 31, 2004, and the subsequent interim periods through June 2, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement.

        There were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) during the two most recent fiscal years of the Company ended October 31, 2004, or the subsequent interim periods through June 2, 2005, except that, KPMG reported in a letter to the Company's Audit Committee dated May 17, 2005 that during its audit of the Company's financial statements for the fiscal year ended October 31, 2004, it noted a material weakness in internal controls related to the accounting for capital stock and stock option transactions. The Audit Committee and the Company's management discussed the issue with KPMG and the Company has authorized KPMG to respond fully to the inquiries of Tanner concerning the issue.

        The audit reports of KPMG on the Company's consolidated financial statements as of and for the years ended October 31, 2004 and October 31, 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

        During the Company's two most recent fiscal years and the subsequent interim periods through June 2, 2005, the Company did not consult with Tanner regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c)
Exhibits

16.1
Letter from KPMG dated June 3, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2005

THE SCO GROUP, INC.
By:	/s/ BERT B. YOUNG
Name:	Bert B. Young
Title:	Chief Financial Officer

EXHIBIT INDEX

16.1
Letter from KPMG dated June 3, 2005

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  Item 4.01 Changes in Registrant's Certifying Accountant.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX